U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 10, 2009

Citigroup Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, New York, New York (Address of principal executive offices)		10043 (Zip Code)

(212) 559-1000
(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.
Current Report on Form 8-K

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

1.01
Amendment No. 1 to Global Selling Agency Agreement, dated March 10, 2009, among Citigroup Funding Inc. (the “Company”), Citigroup Inc. (the “Guarantor”), Citigroup Global Markets Inc. and Citigroup Global Markets Limited, relating to the offer and sale of the Company’s Medium-Term Senior Notes, Series D and Medium-Term Subordinated Notes, Series E, fully and unconditionally guaranteed by the Guarantor.

1.02
Amendment No. 1 to Selling Agency Agreement, dated March 10, 2009, among the Company, the Guarantor and Citigroup Global Markets Inc., relating to the offer and sale of the Company’s Index Warrants, Series W-A, fully and unconditionally guaranteed by the Guarantor.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 11, 2009	CITIGROUP INC.

	By:	/s/ Joseph J. Martinelli
Name: Joseph J. Martinelli
Title: Assistant Treasurer